SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2009

MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924
(Commission File Number)

95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 975-7600

Not Applicable
(Former name, former address and
former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.         Amendment to Article of Incorporation or Bylaws; Change in Fiscal Year.

On August 18, 2009, the Registrant filed a Certificate of Designations with the Delaware Secretary of State.  The Certificate of Designations reduced to 1,500,000 the number of authorized shares of the Registrant’s Class A $.05 Non-Cumulative Participating Convertible Preferred Stock.  A copy of the Certificate of Designations is attached hereto as Exhibit 3.1.

Item 8.01.         Other Events.

On August 25, 2009, the Registrant filed a Restated Certificate of Incorporation with the Delaware Secretary of State.  The Restated Certificate of Incorporation restated and integrated, but did not further amend, the provisions of the Registrant’s Certificate of Incorporation, as previously amended.  A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.2.

Item 9.01.         Financial Statements and Exhibits.

       (c)       Exhibits

3.1 Certificate of Designations of the Registrant’s Class A $.05 Non-Cumulative Participating Convertible Preferred 3.2 Restated Certificate of Incorporation of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: September 1, 2009	By:	/s/ Bernard L. Birkel
	Name:	Bernard L. Birkel
	Title:	Secretary
EXHIBIT INDEX
Exhibit No.	Description
3.1 3.2	Certificate of Designations of the Registrant’s Class A $.05 Non-Cumulative Participating Convertible Preferred Restated Certificate of Incorporation of the Registrant

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